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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      February 6, 2001 (February 6, 2001)
                      -----------------------------------
                Date of Report (Date of Earliest Event Reported)


                     Morrison Management Specialists, Inc.
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Georgia                       1-14194                63-1155966
           -------                       -------                ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)



                           1955 Lake Park Drive, S.E.
                                   Suite 400
                           Smyrna, Georgia 30080-8855
                           --------------------------
             (Address of Principal Executive Offices and Zip Code)


                                 (770) 437-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On February 6, 2001, Morrison Management Specialists, Inc., a Georgia corporation ("Morrison"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Morrison, Compass Group PLC, a public limited company incorporated in England and Wales ("Compass"), and Yorkmont One, Inc., a Georgia corporation and wholly owned indirect subsidiary of Compass ("Merger Sub").

         Pursuant to the Merger Agreement, no later than ten business days after the public announcement of the Merger Agreement, Merger Sub will commence a tender offer (the "Offer") for any and all of the outstanding shares of Morrison common stock, par value $0.01 per share (including the associated rights to purchase Series A Junior Participating Preferred Stock, the "Shares"), at a purchase price of $40 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, which will be mailed to shareholders at the commencement of the Offer, and in the related Letter of Transmittal.

         The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the Offer, and in accordance with the Georgia Business Corporation Code (the "GBCC"), Merger Sub will be merged with and into Morrison (the "Merger"), with Morrison being the surviving corporation, and at the effective time of the Merger each Share outstanding (other than Shares owned by Compass, Merger Sub, any of their subsidiaries, Morrison or any of its subsidiaries, and Shares held by shareholders, if any, who did not vote in favor of the Merger Agreement and who comply with all of the relevant provisions of the GBCC relating to dissenters' rights) will be converted into the right to receive the Offer Price in cash or any greater amount per Share paid pursuant to the Offer.

         A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On February 6, 2001, Morrison and Compass issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

      (c)     Exhibits.

              99.1 Agreement and Plan of Merger, dated as of February 6, 2001 by and among Compass Group PLC, Yorkmont One, Inc., and Morrison Management Specialists, Inc.

              99.2 Joint press release, dated February 6, 2001, of Morrison Management Specialists, Inc., and Compass Group PLC.

                                   SIGNATURE

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Date: February 6, 2001


                                       MORRISON MANAGEMENT
                                       SPECIALISTS, INC.


                                       By: /s/ K. WYATT ENGWALL
                                          ----------------------------------
                                       Name: K. Wyatt Engwall
                                            --------------------------------
                                       Title: Senior Vice President, Finance
                                             -------------------------------

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                                 Exhibit Index

Exhibit           Description
99.1              Agreement and Plan of Merger, dated as of February 6, 2001 by and among Compass Group PLC, Yorkmont One, Inc., and Morrison
                  Management Specialists, Inc.

99.2              Joint press release, dated February 6, 2001, of Morrison
                  Management Specialists, Inc., and Compass Group PLC.